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                                SUPPLY AGREEMENT

                                     BETWEEN

                                  APOLLON, INC.

                                       AND

                            AMERICAN CYANAMID COMPANY


                            -------------------------
                                  July 19, 1995
                            -------------------------


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                               TABLE OF CONTENTS

ARTICLE I - DEFINITIONS....................................................  2

ARTICLE II - SUPPLY........................................................  6
      2.1 SUPPLY...........................................................  6
      2.2 PRODUCT IMPROVEMENTS AND CHANGES.................................  6
      2.3 FORECASTS........................................................  7
      2.4 FIRM ORDERS; INVENTORY LEVELS....................................  7
      2.5 TERMS............................................................  8
      2.6 MANUFACTURING EFFORTS............................................  8
      2.7 SPECIFICATIONS................................................... 10
      2.8 INSPECTION....................................................... 10

ARTICLE III - MARKETING.................................................... 11
      3.1 PROMOTIONAL EFFORTS.............................................. 11
      3.2 MARKETING AND PROMOTIONAL MATERIALS.............................. 12
      3.3 MARKETING AGREEMENTS............................................. 12

ARTICLE IV - REGULATORY.................................................... 13
      4.1 OWNERSHIP........................................................ 13
      4.2 ASSIGNMENT OF CERTAIN REGISTRATIONS PERMITS AND
            GOVERNMENT APPROVALS........................................... 13
      4.3 REGULATORY ACTION OR OTHER MITIGATION OF GOVERNMENT
            APPROVAL....................................................... 13
      4.4 ALTERNATE SOURCE FOR MANUFACTURE................................. 14
      4.5 MANUFACTURING RECORDS............................................ 14
      4.6 MANUFACTURING AUDIT.............................................. 15
      4.7 TECHNICAL SUPPORT................................................ 15

ARTICLE V - FAILURE TO SUPPLY.............................................. 15
      5.1 GRANT OF CONTINGENT MANUFACTURING RIGHTS......................... 15
      5.2 EXERCISE OF CONTINGENT MANUFACTURING RIGHTS...................... 16
      5.3 ASSISTANCE PROVIDED BY APOLLON................................... 17
      5.4 LENGTH OF ALTERNATE MANUFACTURE.................................. 18

ARTICLE VI - PAYMENTS...................................................... 19
      6.1 TRANSFER PRICE................................................... 19
      6.2 ACY RESALE PRICES................................................ 21
      6.3 ADVANCE PAYMENTS FOR PURCHASES OF PRODUCTS....................... 21
      6.4 PAYMENTS; CURRENCY............................................... 22
      6.5 PAYMENTS TO ACY.................................................. 23
      6.6 TRANSFER PRICE IF PRODUCT MANUFACTURED BY ACY.................... 24
      6.7 TIME PERIOD FOR PAYMENTS......................................... 25
      6.8 LIABILITY RESERVE................................................ 26

ARTICLE VII - RECORD KEEPING AND AUDITS.................................... 26
      7.1 RECORDS RETENTION................................................ 26
      7.2 AUDIT RIGHTS..................................................... 27
      7.3 TAXES............................................................ 27

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE VIII - TRADEMARKS, TRADENAMES, TRADEDRESS.......................... 28
      8.1 RETENTION OF RIGHTS.............................................. 28
      8.2 TRADE DRESS...................................................... 29

ARTICLE IX - INFRINGEMENTS................................................. 30
      9.1 INFRINGEMENTS.................................................... 30

ARTICLE X - WARRANTIES..................................................... 34
      10.1 AUTHORITY TO ENTER INTO AGREEMENT: OTHER RIGHTS
            AFFECTING SALE OF PRODUCTS..................................... 34
      10.2 AGREEMENT NOT TO BREACH OTHER AGREEMENTS........................ 35
      10.3 COMPLIANCE WITH LAWS; PRODUCT WARRANTIES........................ 35
      10.4 INDEMNIFICATION BY APOLLON...................................... 36
      10.5 INDEMNIFICATION BY ACY.......................................... 36
      10.6 ADDITIONAL INDEMNIFICATION BY PARTIES........................... 37
      10.7 LIABILITY INSURANCE FOR APOLLON................................. 38
      10.8 DEFENSE OF INDEMNIFICATION CLAIMS............................... 39
      10.9 COMPLIANCE WITH EXPORT LAWS AND REGULATIONS..................... 39
      10.10SURVIVAL OF PROVISIONS.......................................... 40

ARTICLE XI - THIRD-PARTY LICENSES.......................................... 40
      11.1 NEED FOR ADDITIONAL LICENSES PRIOR TO FIRST
            COMMERCIAL SALE................................................ 40
      11.2 NEED FOR ADDITIONAL LICENSES AFTER FIRST
            COMMERCIAL SALE................................................ 41
      11.3 DISAGREEMENT OVER NEED FOR ADDITIONAL LICENSES.................. 41
      11.4 EFFORTS TO OBTAIN LICENSE....................................... 41

ARTICLE XII - CHANGE IN CONTROL/INSOLVENCY................................. 42
      12.1  RIGHTS OF ACY.................................................. 42
      12.2  ADVANCE NOTICE OF INSOLVENCY EVENT............................. 42
      12.3 APOLLON'S CONTINUED MANUFACTURE AND SUPPLY...................... 42

ARTICLE XIII - DURATION AND TERMINATION.................................... 43
      13.1  TERM........................................................... 43
      13.2  TERMINATION BY MUTUAL AGREEMENT................................ 44
      13.3.UNILATERAL TERMINATION WITHOUT CAUSE............................ 44
      13.4.TERMINATION FOR BREACH.......................................... 46
      13.5.TERMINATION FOR CHANGE IN CONTROL............................... 47
      13.6.TERMINATION DUE TO INSOLVENCY................................... 49
      13.7.EFFECT OF TERMINATION ON RESEARCH AND DEVELOPMENT
            AGREEMENT...................................................... 50
      13.8  FAILURE TO EXERCISE RIGHTS..................................... 50
      13.9  RIGHT TO SELL REMAINING INVENTORY.............................. 50
      13.10 TRANSFER OF GOVERNMENT APPROVALS............................... 51

ARTICLE XIV - CONFIDENTIALITY.............................................. 51
      14.1  CONFIDENTIALITY; EXCEPTIONS.................................... 51
      14.2 AUTHORIZED DISCLOSURE........................................... 52

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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      14.3 CONFIDENTIAL OR PROPRIETARY INFORMATION OF THIRD
            PARTIES........................................................ 53
      14.4 SURVIVAL........................................................ 53

ARTICLE XV - MISCELLANEOUS................................................. 54
      15.1 NOTICES......................................................... 54
      15.2 RELATIONSHIP OF PARTIES......................................... 55
      15.3 FORCE MAJEURE................................................... 55
      15.3 NO IMPLIED LICENSES............................................. 56
      15.4 AMENDMENTS OR MODIFICATIONS..................................... 56
      15.5 NO WAIVER....................................................... 56
      15.6 LIMITATION OF LIABILITY......................................... 57
      15.7 SEVERABILITY.................................................... 57
      15.8  GOVERNING LAW; JURISDICTION.................................... 57
      15.9 SEPARATE AGREEMENTS WITH ACY AFFILIATES......................... 58
      15.10 ASSIGNMENT..................................................... 58
      15.11 ENTIRE AGREEMENT............................................... 59
      15.12 PUBLICITY...................................................... 59
      15.13  COUNTERPARTS.................................................. 60

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                SUPPLY AGREEMENT

            THIS AGREEMENT is made this 19th day of July, 1995 by and between APOLLON, INC., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, having its principal place of business at One Great Valley Parkway, Malvern, Pennsylvania ("APOLLON"), and AMERICAN CYANAMID COMPANY, a corporation organized and existing under the laws of the State of Maine, having its principal place of business at One Cyanamid Plaza, Wayne, New Jersey ("ACY").

            Whereas, APOLLON and ACY have entered into that certain Research and Development and License Agreement, dated as of the date hereof, wherein the parties have agreed to collaborate in the research and development of polynucleotide-based genetic vaccination products for use in prophylaxis and/or treatment of certain disease states (the "RESEARCH AND DEVELOPMENT AGREEMENT");

            Whereas, in conjunction with said collaboration, APOLLON is willing to manufacture certain quantities of such product(s) and supply the same to ACY; and

            Whereas, ACY is desirous of having APOLLON manufacture said quantities of such product(s) and of purchasing such quantities from APOLLON.

            Now Therefore, the parties hereto, intending to be legally bound, hereby agree as follows:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                    ARTICLE I

                                   DEFINITIONS

            Terms defined in this Article I shall for all purposes of this AGREEMENT, as the same may be amended from time to time, have the meanings herein specified.

            1.1 The term "AFFILIATE" shall mean any corporation or other business entity which directly or indirectly through stock ownership or through another arrangement either controls, or is controlled by, or is under common control with a party, with the proviso that Wyeth-Eisai Co., Ltd., Genetics Institute, Inc., and Immunex Corporation shall not be considered AFFILIATES hereunder, until such time as ACY shall notify APOLLON that one or more of said companies shall be considered an AFFILIATE hereunder.

            1.2 The term "EFFECTIVE DATE" shall mean the date first written above.

            1.3 The term "FAIR MARKET VALUE" shall mean the cash consideration which the selling party would realize from an unaffiliated, unrelated buyer in an arm's length sale of an identical item sold in the same quantity and at the same time and place of the transaction.

            1.4 The-term "FDA" shall mean the Federal Food and Drug Administration of the United States Department of Health and Human Services, or any successor agency thereto.

            1.5 The term "GMP" shall mean the then current good manufacturing practice regulations of the FDA as described in

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Title 21 of the United States Code of Federal Regulations or any successor regulations.

            1.6 The term "GOVERNMENT APPROVALS" shall mean any approvals, licenses, registrations or authorizations, howsoever called, of any federal, state or local regulatory agency, department, bureau or other government entity, anywhere in the world, including, without limitation, the FDA, necessary for the manufacture, use, storage, transport or sale of a PRODUCT, both interterritory and intraterritory, anywhere in the TERRITORY, and including, without limitation, PLAs or ELAs (as defined below). "GOVERNMENTAL APPROVAL" and "GOVERNMENT APPROVED" shall each have a corollary adjectival meaning.

            1.7 The term "NET SALES" shall mean the amount billed or invoiced and paid on account of worldwide sales of PRODUCT to an independent third party by ACY or its AFFILIATES or sublicensees (or APOLLON, if APOLLON sells PRODUCT(S) under Paragraph 6.5 hereof), in bona fide arms' length transactions, less the following deductions: (i) trade and/or quantity discounts actually-taken by the customer in such amounts as are customary in the trade;
(ii) any tax, excise, or other governmental charges upon or measured by the production, sale, transportation, delivery or use of said PRODUCT which are paid by the selling party; (iii) transportation charges which are paid by the selling party; (iv) customary and reasonable sales commissions actually paid by the selling party to non-affiliated third parties in connection with the sale of such

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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PRODUCT; (v) amounts repaid or credited by reason of rejections or returns or due to customary retroactive price reductions; and (vi) taxes paid by the selling party to the United States Government or an instrumentality thereof under 42 U.S.C. 300 aa-1 et seq. or other similar legislation, or to a State of the United States insuring against liability arising out of the manufacture, use, offer for sale, or sale of such PRODUCT. If a PRODUCT is sold in a non-cash transaction, the NET SALES for such transaction shall be equal to the FAIR MARKET VALUE attributable to such sale. In the event that a PRODUCT is sold in the form of a combination product containing one or more products or immunogenic components which are themselves not PRODUCTS, or is sold as part of a package which includes one or more products which are themselves not PRODUCTS, the NET SALES shall be calculated by multiplying the sales price of such combination product or of such package, as applicable, by the fraction A/(A+B) where A is the invoice price or FAIR MARKET VALUE, whichever is greater, of the PRODUCT and B is the total-invoice price or FAIR MARKET VALUE, whichever is greater, of the other products.

            1.8 The term "PLA" or "ELA" shall mean a Product License Application or Establishment License Application, including all necessary pre-approvals, or foreign equivalents thereof, requesting approval for the commercial sale of a PRODUCT.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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            1.9 The term "PRODUCT" shall mean a GOVERNMENT APPROVED therapeutic and/or prophylactic polynucleotide-based genetic vaccine as developed pursuant to the Research and Development Agreement.

            1.10 The term "PRODUCT IMPROVEMENT" shall mean (i) the use without substantial modification of a PRODUCT to perform a function not initially prescribed for it or (ii) any material improvement, redesign, or modification of any PRODUCT.

            1.11 The term "PRODUCT INFORMATION" shall mean all information and data relating to a PRODUCT, including formulae, methods of manufacture, biological materials, product descriptions, test methods, validation of test methods, SPECIFICATIONS, and all other supporting documentation, data and reports relating thereto, developed or acquired by APOLLON in the manufacture and supply of PRODUCT hereunder.

            1.12 The term "SPECIFICATIONS" shall mean any and all specifications for a PRODUCT agreed to by the parties in writing, including without limitation, data relevant to the imprinting and packaging thereof, as well as all physical and chemical properties, product validation and process validation standards, quality analysis and assurance, test methodologies, packaging, handling, shipping and other standards, and instructions and procedures for use and storage of such PRODUCT and raw materials and packaging.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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            1.13 The term "TERRITORY" shall mean all territories, possessions, and countries of the world.

            1.14 The term "TRADEMARKS" shall mean any and all marks which are owned by ACY or its AFFILIATES, or which ACY or its AFFILIATES are otherwise authorized to use, and which are used to advertise, promote, market, sell or identify PRODUCTS in the TERRITORY, whether or not registered.

                                   ARTICLE II

                                     SUPPLY

            2.1 SUPPLY. Subject to the terms and conditions hereof, APOLLON shall manufacture for and supply to ACY and its AFFILIATES, on an exclusive basis throughout the TERRITORY, such quantities of PRODUCTS as requested by ACY and/or its AFFILIATES, and ACY and its AFFILIATES shall purchase from APOLLON all of their requirements of PRODUCTS for use and sale throughout the TERRITORY.

            2.2 PRODUCT IMPROVEMENTS AND CHANGES. APOLLON shall keep ACY fully informed of any proposed PRODUCT IMPROVEMENTS which APOLLON proposes to make to any PRODUCT. The parties may agree from time to time to adopt such PRODUCT IMPROVEMENTS or incorporate such other proposed changes as agreed into PRODUCTS, to be governed by the terms and conditions of this AGREEMENT. Additionally, APOLLON agrees to consider any PRODUCT IMPROVEMENTS suggested by ACY hereunder. SPECIFICATIONS shall be amended in

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                      -7-


accordance with any such foregoing adoption, as well as the applicable GOVERNMENTAL APPROVAL, if any.

            2.3 FORECASTS. Within six (6) months of the filing of the first PLA and/or ELA for a PRODUCT, and on the first day of each calendar quarter thereafter, ACY shall supply APOLLON, for planning purposes, a non-binding five-quarter good faith rolling forecast of projected requirements in units for such PRODUCT. Forecasts may be expressed in a reasonable range.

            2.4 FIRM ORDERS; INVENTORY LEVELS. (a) ACY and its AFFILIATES shall provide binding orders of their requirements of PRODUCT to APOLLO within a reasonable amount of time, but in any event not less than ninety (90) days prior to the requested date of shipment. To the extent practicable, ACY shall consolidate the orders of ACY and its AFFILIATES. The only terms of any purchase order or acknowledgment for PRODUCT which shall be binding on APOLLON or ACY are those which are set forth on the face of such purchase order or acknowledgment and which deal with description, quantity, and delivery terms for such quantity of PRODUCT. In the event of any conflict between this AGREEMENT and any such purchase order or acknowledgment, this AGREEMENT shall govern.

                  (b) Subject to APOLLON's supply of PRODUCT in conformance with ACY's orders, ACY shall order such quantities as to maintain at all times a commercially reasonable inventory of each PRODUCT. APOLLON shall also maintain at all times a commercially reasonable inventory of each PRODUCT suitable to be

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                      -8-


supplied hereunder, which the parties agree shall be equal to 400% of the average monthly quantity of PRODUCT purchased by ACY during the prior 12-month period. An appropriate inventory for the initial twelve-month period following the first commercial sale of a PRODUCT will be determined by the parties within six months following the submission of the first PLA for such PRODUCT.

                  (c) ACY's forecasts and orders shall separately identify PRODUCTS to be used as free samples, the transfer price for which shall be determined in accordance with Paragraph 6.1(c) hereof.

            2.5 TERMS. In accordance with Paragraph 2.4, ACY and its AFFILIATES shall place orders for PRODUCT with APOLLON from time to time, specifying the quantities of PRODUCT desired, and the place(s) to which, and the manner and dates by which, shipment is to be made; said shipping dates to be no less than ninety (90) days from the purchase order date. The quantity of PRODUCTS to be delivered pursuant to any purchase order shall be subject to a variation of 10%, and within this limitation, ACY and its AFFILIATES shall accept and pay for the quantity of PRODUCTS actually delivered. Upon acceptance of and full payment for PRODUCTS by ACY in accordance with the relevant provisions hereof, title to such PRODUCTS shall pass to ACY; provided that risk of loss shall pass to ACY on delivery F.O.B. Malvern, PA.

            2.6 MANUFACTURING EFFORTS. (a) APOLLON shall manufacture PRODUCT in conformance with the SPECIFICATIONS and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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supply ACY with such quantities of PRODUCT as are ordered in accordance with the terms of this AGREEMENT. Notwithstanding anything contained in this AGREEMENT to the contrary, however, APOLLON shall not be obligated to supply ACY and its AFFILIATES during any calendar quarter with any quantity of a particular PRODUCT in excess of the average quarterly quantity of such PRODUCT purchased by ACY during the prior 12-month period. For the first year of supply under this AGREEMENT, such quantity shall be established by the parties within six months following the submission of the first PLA for such PRODUCT.

                  (b) In fulfilling its obligations under this AGREEMENT, APOLLON may subcontract out a portion of such manufacturing duties to a subcontractor reasonably acceptable to ACY; provided that APOLLON shall have first offered ACY in writing the option, which shall remain open for a period of ninety (90) days from the date of such written offer, to have ACY provide such manufacturing on terms and conditions which are no less favorable to ACY than those last offered to such subcontractor. If ACY does not elect to perform such manufacturing, the selected subcontractor shall, as a condition to ACY's approval of such subcontractor, agree to be bound by the relevant terms and conditions of this AGREEMENT. Notwithstanding the foregoing, APOLLON shall guarantee the performance and monitoring of such subcontractor in accordance therewith. To the extent APOLLON obtains rights to indemnification from any subcontractor with respect to losses incurred by APOLLON arising

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                      -10-


out of any work performed by such subcontractor, APOLLON shall use reasonable efforts to have ACY named as a third-party beneficiary of such indemnification rights.

            2.7 SPECIFICATIONS. All SPECIFICATIONS and any changes thereto agreed to by the parties, and as approved by the appropriate government or regulatory agency, if applicable, shall be set forth in writing. APOLLON shall have a period of (90) ninety days from receipt of such written and, if applicable, regulatory approved changes to SPECIFICATIONS in which to conform its manufacture and supply of PRODUCTS hereunder to any such revised SPECIFICATIONS, which shall then vest as the current version of SPECIFICATIONS.

            2.8 INSPECTION. ACY and its AFFILIATES shall inspect all shipments of PRODUCTS to determine whether or not the PRODUCTS are in conformity with the relevant SPECIFICATIONS, or are otherwise adulterated, misbranded, or defective. In the event that any portion of a shipment of PRODUCTS received by ACY fails to conform to such SPECIFICATIONS or is otherwise adulterated, misbranded, or defective, ACY may reject such non-conforming PRODUCT shipment by giving written notice to APOLLON within sixty (60) days of ACY's (or its distributor's or other agent's) receipt of the PRODUCTS, which notice shall specify the manner in which the PRODUCTS fail to meet the SPECIFICATIONS or are otherwise adulterated, misbranded, or defective. Failing such notification, ACY will be deemed to have accepted the PRODUCTS,' and APOLLON shall not thereafter be

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                      -11-


required to indemnify ACY for breach of its warranties under Paragraph 10.4 as to such PRODUCTS, except for defects arising out of the negligence of APOLLON and not reasonably discoverable by ACY in such inspection. Within fifteen (15) days from receipt by APOLLON of such notice that ACY has determined that the PRODUCTS are in nonconformance, APOLLON shall notify ACY in writing as to whether or not it concurs with ACY's determination. If APOLLON concurs with such determination, APOLLON shall replace such nonconforming PRODUCT-with PRODUCT that meets SPECIFICATIONS and is otherwise not adulterated, misbranded, or defective. In the event APOLLON does not agree with ACY and the parties cannot reach agreement with respect to a replacement shipment of such PRODUCT, the parties will submit the question of whether the PRODUCT failed to meet the SPECIFICATIONS or is otherwise adulterated, misbranded, or defective to an independent laboratory skilled in biotechnological processes and manufacturing, as mutually selected by the parties, for objective determination. The findings of such laboratory shall be binding upon APOLLON and ACY and the cost of such determination shall be paid by the party in error.

                                   ARTICLE III

                                    MARKETING

            3.1 PROMOTIONAL EFFORTS. ACY shall use reasonable efforts, consistent with its accepted business practices and legal requirements as they relate to its global biologicals

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                      -12-


business, to promote the sale of PRODUCT in the TERRITORY. ACY's level of effort in promoting the commercial sale of a PRODUCT shall not be less than the level of effort which ACY uses for its own products which are at a similar stage of introduction to the market as the PRODUCT promoted. Such promotional activities shall be carried out through ACY's or its AFFILIATE's or distributors' sales forces, who shall receive training and support and have skills and resources commensurate with those of ACY's and its AFFILIATE's sales forces for other products which are of a similar nature to the PRODUCT in question. Notwithstanding the foregoing, ACY does not, however, guarantee that its implementation of any of its marketing plans for a given country will be successful in whole or in part.

            3.2 MARKETING AND PROMOTIONAL MATERIALS. ACY shall have responsibility for the preparation of all marketing and promotional materials with respect to any PRODUCT. Except as required by law, neither party shall distribute or have distributed any written information regarding a PRODUCT which bears the name of the other without the prior written approval of the other, which approval shall not be unreasonably withheld.

            3.3 MARKETING AGREEMENTS. In effecting the commercial sale of PRODUCTS, ACY, in its sole discretion, may enter into co-promotion, co-detailing, marketing, distribution, or similar agreements with third parties.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                      -13-


                                   ARTICLE IV

                                   REGULATORY

            4.1 OWNERSHIP. All GOVERNMENTAL APPROVALS and any regulatory files relating thereto will be owned by a party in accordance with applicable laws and regulations. Notwithstanding ownership of any such GOVERNMENTAL APPROVAL in accordance with applicable laws, the parties shall jointly own an undivided one-half interest in all the underlying data, materials, and other information relevant to such GOVERNMENTAL APPROVAL. Each party shall have such rights to provide comments and to obtain copies of and to otherwise access all such regulatory filings, data, materials and other information as shall be set forth in Article IV of the RESEARCH AND DEVELOPMENT AGREEMENT.

            4.2 ASSIGNMENT OF CERTAIN REGISTRATIONS PERMITS AND GOVERNMENT APPROVALS. To the extent required under the laws or regulations of a particular country to enable ACY to exercise its rights and carry out its obligations under this AGREEMENT with respect to a particular PRODUCT, and to the extent permitted by law, APOLLON shall transfer and assign to ACY the registrations, permits and GOVERNMENT APPROVALS necessary for the distribution, promotion and selling of such PRODUCT in such country.

            4.3 REGULATORY ACTION OR OTHER MITIGATION OF GOVERNMENT APPROVAL. In the event that a GOVERNMENT APPROVAL with respect to a PRODUCT is mitigated in any way or withdrawn in any country within the TERRITORY, or in any other manner ACY is prevented from selling or using any PRODUCT solely as a result of

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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any regulatory action by a governmental agency or authority of competent jurisdiction in the TERRITORY, and such regulatory action has a substantial adverse impact on ACY's sales of such PRODUCT in the TERRITORY, APOLLON shall use reasonable efforts to assist ACY in all respects in the abatement of such mitigation or withdrawal. If such mitigation or withdrawal occurs in the United States, for the period ACY is prevented from selling or using such PRODUCT, ACY's obligation to make any advance payments with respect to such PRODUCT pursuant to Paragraph 6.3 shall be suspended, as shall APOLLON's obligation to supply such PRODUCT and to maintain any inventory of such PRODUCT pursuant to Paragraphs 2.6 and 2.4(b), respectively.

            4.4 ALTERNATE SOURCE FOR MANUFACTURE. To the extent commercially reasonable as determined by the parties, APOLLON shall maintain an alternate site for manufacture of the PRODUCTS meeting all necessary governmental and regulatory requirements, such alternate site to be reasonably acceptable to ACY. Any quantities of PRODUCT manufactured at such approved alternate site shall be deemed to have been manufactured by APOLLON and shall not be deemed to have involved the subcontracting of any manufacturing, and as such shall be deemed bound to the terms and conditions hereof mutatis mutandis.

            4.5 MANUFACTURING RECORDS. APOLLON agrees to keep, for a period of five (5) years, or such longer period as may be required by law or agreed upon by the parties in writing, exact, true and complete records of all operations involved in the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

manufacture and supply of PRODUCT, which records shall at all reasonable times, and upon reasonable prior written notice, be available for examination, audit, and copying by ACY, its AFFILIATES, or their representatives.

            4.6 MANUFACTURING AUDIT. ACY shall have the right to inspect at reasonable intervals and during normal business hours, and on reasonable prior notice, the operations (including without limitation, all such aforesaid records, processes, and other facets of the manufacturing operations) and facilities of APOLLON wherein PRODUCT is manufactured, packaged, inspected, tested, labelled, stored or shipped, and to analyze any tangible material relevant thereto.

            4.7 TECHNICAL SUPPORT. ACY shall be responsible for technical support for its customers, and shall investigate and respond to its customers concerning PRODUCTS, with reasonable assistance requested of APOLLON. The parties shall cooperate with one another in correcting any adverse reactions or customer complaints and the reporting thereof, or any governmental or regulatory defect notification or compliance requirements with respect to the PRODUCTS.

                                    ARTICLE V

                                FAILURE TO SUPPLY

            5.1 GRANT OF CONTINGENT MANUFACTURING RIGHTS. APOLLON hereby grants to ACY the right to manufacture or have manufactured on its behalf any PRODUCT with respect to which

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APOLLON is unable or unwilling to satisfy its obligations pursuant to Paragraph
2.6 hereof. At such time as ACY shall be entitled to exercise its rights under this Paragraph 5.1, APOLLON will provide to ACY all relevant PRODUCT INFORMATION and will otherwise provide ACY or a party designated by ACY with reasonable assistance to enable such party to manufacture such PRODUCT according to the best systems then known to APOLLON. Further, upon the filing of the first PLA and/or ELA for a PRODUCT, ACY shall have the right, but not the obligation, to qualify itself or its designee as an alternate manufacturer, to enable it to exercise its rights pursuant to the first sentence of this Paragraph 5.1. APOLLON shall actively support and participate in a meaningful manner in the procurement by ACY or its designee of all GOVERNMENT APPROVALS requisite for any such alternate manufacture, including the granting of assistance in accordance with the provisions of Paragraph 5.3 hereof.

            5.2 EXERCISE OF CONTINGENT MANUFACTURING RIGHTS. If APOLLON is unable to supply any quantity of a PRODUCT required to be supplied by APOLLON pursuant to Paragraph 2.6 for forty-five (45) consecutive days, ACY shall, pursuant to Paragraph 5.1, be entitled to make or have made its entire requirements for such PRODUCT until such time as APOLLON has built inventories for such PRODUCT equal to twice the average monthly quantity of such PRODUCT sold during the prior twelve-month period; provided that such inventories have been manufactured on a production schedule reasonably consistent with that required to regularly meet ACY's

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

requirements. In the event that ACY shall, pursuant to this Paragraph 5.2, elect to manufacture or have manufactured its requirements for a PRODUCT:

                  (a) ACY's obligation to make any advance payments for such PRODUCT in accordance with Paragraph 6.3 hereof shall be suspended during the time of alternate manufacture;

                  (b) APOLLON shall assign (if permitted by law) or otherwise transfer and grant to ACY a co-exclusive right to use all PRODUCT INFORMATION and GOVERNMENT APPROVALS and otherwise assist ACY in all material respects in this alternate manufacture and supply; and

                  (c) Any expenses reasonably incurred by ACY in establishing such alternate manufacturer (provided that such manufacturer is an unaffiliated third party) may be credited against future payments to APOLLON for the purchase of such PRODUCT; provided that with respect to each such payment due APOLLON,
only [   ] of such amount may be satisfied by credit of such expenses, until such time as such expenses incurred by ACY have been fully credited.

            5.3 ASSISTANCE PROVIDED BY APOLLON. In the event that ACY shall exercise its rights with respect to qualification of an alternate manufacturer pursuant to Paragraph 5.1 or with respect to any PRODUCT under Paragraph 5.2,

                  (a) APOLLON shall, from time to time, at the request of ACY, arrange to have taken into APOLLON's manufacturing facilities, or those of its permitted

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

subcontractors, technical representatives of ACY, for the purpose of instruction in all applicable processes of manufacture for such PRODUCT. Such representatives shall comply with all of the ordinary regulations of such facility(s) in respect of visitors.

                  (b) At ACY's request, and at times and for durations convenient to APOLLON, APOLLON shall furnish the services of APOLLON scientists and technicians, or any technicians involved in the manufacture of the applicable PRODUCT, in such numbers as shall be mutually agreeable to the parties, to advise ACY in connection with the operation of such manufacturing facility for manufacture hereunder.

                  (c) To the extent APOLLON has not already done so, APOLLON shall further provide the names of all suppliers of, and a statement setting forth APOLLON's inventory of, the raw materials used in the manufacture of the applicable PRODUCT. To the extent consistent with APOLLON's prior written contractual obligations with such suppliers, and at the request of ACY, APOLLO shall transfer to ACY all such inventories, at prices to be agreed upon by the parties, and if requested, temporarily assign all applicable purchase orders or other agreements with such suppliers, as applicable, to enable ACY or its designee to act as an alternate manufacturer for the applicable PRODUCT hereunder.

            5.4 LENGTH OF ALTERNATE MANUFACTURE. In the event ACY shall have exercised its right to manufacture a PRODUCT pursuant to Paragraph 5.2, APOLLON shall notify ACY when it is able and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

willing to resume manufacture and supply of such PRODUCT in accordance with its obligations hereunder, and the parties shall negotiate a reasonable timetable for APOLLON to resume the supply of such PRODUCT hereunder, subject to ACY's then existing contractual commitments which shall be reasonable in magnitude and duration.

                                   ARTICLE VI

                                    PAYMENTS

            6.1 TRANSFER PRICE.  (a) [


                                                                ]

                  (b) In the event that, with respect to any HIV PRODUCT, APOLLON shall have exercised its rights pursuant to Section 6.05 of the RESEARCH AND DEVELOPMENT AGREEMENT, and thereby agreed to fund [ ]% of the costs of Phase III clinical trials for such PRODUCT, the transfer price to be paid to APOLLON

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

by ACY or its AFFILIATES with respect to such HIV PRODUCT shall be [


                ]

                  (c) With respect to any PRODUCT to be used as free samples, the transfer price to be paid to APOLLON by ACY or its AFFILIATES shall be determined by the parties at the time of the submission of the first PLA for such PRODUCT; provided, however, that in no event shall such transfer price be less than [ ]% of APOLLON's FULLY BURDENED MANUFACTURING COST (as such term is defined in the RESEARCH AND DEVELOPMENT AGREEMENT) for such PRODUCT.

                  (d) In addition to the transfer price to be paid to APOLLON pursuant to Subparagraphs (a), (b) or (c), as applicable, ACY and its AFFILIATES shall pay APOLLON the following amounts in connection with the sale of PRODUCTS from APOLLON to ACY and its AFFILIATES: [


                                 ]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (e) All prices set forth in this Paragraph 6.1 are F.O.B. Malvern, PA and are paid on a cumulative basis [


                                                                ]

            6.2 ACY RESALE PRICES. For the avoidance of doubt, and notwithstanding any provision of the RESEARCH AND DEVELOPMENT AGREEMENT, ACY shall have the right to set its resale prices of the PRODUCTS without the approval of APOLLON.

            6.3 ADVANCE PAYMENTS FOR PURCHASES OF PRODUCTS. (a) Notwithstanding any other provision of this AGREEMENT to the contrary, ACY shall pay APOLLON the following non-refundable amounts with respect to each PRODUCT for each 12-month period following the first GOVERNMENT APPROVAL to market such PRODUCT in the U.S., as follows: [


                                                                ]

                  (b) Payments payable pursuant to Subparagraph (a) of this Paragraph shall be paid within forty-five (45) days following the first day of the applicable 12-month period. Such payments shall serve as an advance payment against payments due APOLLON for the applicable PRODUCT under Subparagraph 6.1
(a) or

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b), as applicable, for such 12-month period and as such are fully creditable against all such percentage of NET SALES due APOLLON for such 12-month period. Notwithstanding anything contained in this Paragraph 6.3 to the contrary, no payments shall be due to APOLLON pursuant to this Paragraph with respect to any PRODUCT IMPROVEMENT, or for a PRODUCT for use in an INDICATION if ACY shall be currently making payments to APOLLON under this Paragraph for a PRODUCT which has substantially the same composition and formulation with regard to the active moieties, but which is being used for another INDICATION ("INDICATION" being defined as "Indication" in the RESEARCH AND DEVELOPMENT AGREEMENT).

            6.4 PAYMENTS; CURRENCY. Payments to APOLLON hereunder shall be in United States Dollars and made within 60 days of receipt of the quantities of PRODUCT ordered by ACY, if not rejected by ACY in accordance with Paragraph 2.8 hereof. Payments may be effected by check or wire transfer. Any late payments shall bear interest from the 61st day after ACY's receipt of the shipment of such PRODUCT through the date of APOLLON's receipt of payment at a fixed annual rate equal to 4% over the prime rate as in effect at PNC Bank, N.A. on the 61st day after such receipt. Invoices shall be sent to, and payable by, the ACY entity which placed the order. For the purpose of computing NET SALES for PRODUCTS sold in a currency other than United States Dollars, such currency shall be converted into United States Dollars in accordance with ACY's customary and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

usual translation procedures (which shall be in accord with generally accepted accounting principles). If by reason of any restrictive exchange laws or regulations, ACY shall be unable to convert to U.S. Dollars amounts equivalent to the payments payable by ACY hereunder in respect of PRODUCTS sold for funds other than U.S. Dollars, ACY shall notify APOLLON promptly with an explanation of the circumstances. In such event, all payments due hereunder in respect of the transaction so restricted (or the balance thereof due hereunder and not paid in funds other than U.S. Dollars as hereinafter provided) shall be deferred and paid in U.S. Dollars as soon as reasonably possible after, and to the extent that, such restrictive exchange laws or regulations are lifted so as to permit such conversion to U.S. Dollars, of which lifting ACY shall promptly notify APOLLON. At its option, APOLLON shall meanwhile have the right to request the payment (to it or to a nominee), and upon such request, ACY shall pay, or cause to be paid, all such amounts (or such portions thereof) as are specified by APOLLON, in funds, other than U.S. Dollars, designated by and legally available to APOLLON under such then existing restrictive exchange laws or regulations.

            6.5 PAYMENTS TO ACY. In the event that the license granted to ACY pursuant to Section 7.04 of the RESEARCH AND DEVELOPMENT AGREEMENT shall terminate pursuant to Sections 14.03, 14.04, 14.05, or 14.07 of that Agreement, APOLLON shall be entitled to sell or have sold such PRODUCT commercially and ACY shall be entitled to receive a percentage of the NET SALES of

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such PRODUCT. Such percentage shall be based upon the proportion which the research and development costs for the PRODUCT that were funded by ACY under the RESEARCH AND DEVELOPMENT AGREEMENT bears to the total research and development costs of such PRODUCT, all in accordance with the following schedule:

[

      ]                            [                                ]
------                             ---------------------------------


[


                                                                ]

            The compensation provided for in this Paragraph shall be in lieu of any other payments or other compensation relating to the commercial sale of such PRODUCT to which ACY or its AFFILIATES might otherwise be entitled pursuant to this AGREEMENT or otherwise. Payments made by APOLLON to ACY under this Paragraph 6.5 shall be subject to the provisions of Paragraph 6.4, mutatis mutandis.

            6.6 TRANSFER PRICE IF PRODUCT MANUFACTURED BY ACY. Notwithstanding anything contained in Paragraph 6.1 to the contrary, in the event that ACY shall manufacture or shall have manufactured on its behalf (other than by APOLLON or its permitted designees) any PRODUCT,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (a) Then ACY and its AFFILIATES shall pay APOLLON the following [


                                                                ]

            (b) And in the event that, with respect to such PRODUCT, APOLLON shall have exercised its rights pursuant to Section 6.05 of the RESEARCH AND DEVELOPMENT AGREEMENT, then ACY and its AFFILIATES shall pay APOLLON an amount equal [


                                     ]

                  (c) The compensation provided for in this Paragraph shall be in lieu of any other payments or other compensation, including, without limitation, the advance payments pursuant to Paragraph 6.3 hereof, relating to the commercial sale of such PRODUCT manufactured by ACY or its AFFILIATES to which APOLLON or its AFFILIATES might otherwise be entitled pursuant to this AGREEMENT or otherwise, with the exception that Subparagraph 6.1(c) shall apply, mutatis mutandis.

            6.7 TIME PERIOD FOR PAYMENTS. All payments due to a party pursuant to Paragraphs 6.5 or 6.6 shall be paid to such party within 60 days of the last day of each calendar quarter.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            6.8 LIABILITY RESERVE. APOLLON shall establish and maintain a reserve for any liabilities that it may incur arising out of the manufacture, use, offer for sale or sale of PRODUCTS in a dollar amount equal to the percentage of NET SALES paid to APOLLON under Paragraphs 6.1 or 6.6 hereof multiplied by the dollar amount of such a reserve established and maintained by ACY; provided that the establishment, maintenance and amount of such reserve will not cause APOLLON'S independent auditors to fail to deliver their opinion that APOLLON'S financial statements have been prepared in accordance with generally accepted accounting principles.

                                   ARTICLE VII

                            RECORD KEEPING AND AUDITS

            7.1 RECORDS RETENTION. Each party shall keep, for a period of five
(5) years following shipment, full, true and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the transfer price charged for all PRODUCT shipped pursuant to this AGREEMENT. The parties shall also each keep complete and accurate records pertaining to the development, use and sale of PRODUCTs in sufficient detail to permit the other party to confirm the accuracy of the calculations of ACY's research and development expenses, and ACY's and its AFFILIATES' NET SALES, and in the case of APOLLON, the accuracy of the calculations of APOLLON's research and development, regulatory

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

approval and manufacturing expenses and, if applicable, any APOLLON NET SALES received as a result of its sale of a PRODUCT pursuant to Paragraph 6.5 hereof. The provisions of this Paragraph 7.1 shall survive termination of this AGREEMENT for any reason.

            7.2 AUDIT RIGHTS. Each party shall have the right, limited to one time per year and at its own expense, upon reasonable notice and during normal business hours, and through an independent representative (who shall agree to be bound to provisions of strict confidentiality and limited use, in perpetuity), to inspect and audit the other party's books and records solely to verify a party's financial calculations and reporting obligations under this AGREEMENT. In the event that (i) ACY has understated by more than 5.0% of any NET SALES relating to its sale of any PRODUCT as contemplated by Paragraphs 6.1 or 6.6 hereof, or (ii) APOLLON has understated by more than 5.0% any NET SALES relating to its sale of any PRODUCT as contemplated by Paragraph 6.5 hereof, the party making such understatement error shall pay the reasonable costs and expenses of the other party's accountant in connection with its review or audit. The provisions of this Paragraph 7.2 shall survive termination of this AGREEMENT for any reason.

            7.3 TAXES. APOLLON shall bear and pay all federal, state and local taxes based upon or measured by its net income, and all franchise taxes based upon its corporate existence, or its general corporate right to transact business. Any other tax,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

however denominated and howsoever measured, imposed upon a PRODUCT, or upon the production, sale, transportation, delivery, or use of a PRODUCT, shall be paid directly by ACY and its AFFILIATES, or if prepaid by APOLLON, shall be invoiced to ACY and its AFFILIATES as a separate item and paid by ACY and its AFFILIATES to APOLLON. ACY and its AFFILIATES shall provide APOLLON with all documentation, including without limitation any resale exemption certificates, reasonably requested by APOLLON to enable it to qualify for any exemption from any sales, transfer or excise tax based upon the sale of PRODUCTS from APOLLON to ACY and its AFFILIATES.

                                  ARTICLE VIII

                       TRADEMARKS, TRADENAMES, TRADEDRESS

            8.1 RETENTION OF RIGHTS. ACY shall use any TRADEMARKS, trade names and trade dress it may choose, in its sole discretion, in connection with any PRODUCT, including, without limitation, (but provided that the license granted to ACY with respect to such PRODUCT pursuant to Section 7.04 of the RESEARCH AND DEVELOPMENT AGREEMENT shall not have terminated) any trade marks or trade names of APOLLON. Nothing contained in this AGREEMENT, however, shall prohibit, or be construed to prohibit, APOLLON from using its trade names and trade marks in connection with the sale of any products not subject to this AGREEMENT, if otherwise permitted by the relevant trademark laws.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Notwithstanding anything in the RESEARCH AND DEVELOPMENT AGREEMENT or this AGREEMENT to the contrary, and in the event the license granted to ACY with respect to a particular PRODUCT pursuant to Section 7.04 of the RESEARCH AND DEVELOPMENT AGREEMENT is terminated pursuant to Sections 14.03, 14.04, 14.05 or
14.07 of that Agreement, ACY and its AFFILIATES shall grant to APOLLON the exclusive right to use, in connection with the sale of such PRODUCT, any TRADEMARKS or trade names previously used by ACY and/or its AFFILIATES in connection with the sale of such PRODUCT, provided however, that in no event shall ACY be obliged to grant such right to use TRADEMARKS or trade names that ACY determines to be part of, related to as related to a line of products, housemarks, and the like) or confusingly similar with any other trade marks or trade names of ACY or its AFFILIATES.

            8.2 TRADE DRESS. To the extent permitted by all applicable laws and regulations, APOLLON shall package and label PRODUCTS in trade dress of ACY's choosing, and consistent with SPECIFICATIONS, and if directed by ACY, and provided that the parties shall agree upon additional consideration, if any, to be paid to APOLLON therefor, such PRODUCTS shall be packaged together with other products for sale by ACY.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   ARTICLE IX

                                  INFRINGEMENTS

            9.1 INFRINGEMENTS.

                  (a) The party to this AGREEMENT first having knowledge of any imitations of any PRODUCT or of any actual, suspected or threatened misuse or infringement (hereinafter collectively "infringement") of any INTELLECTUAL PROPERTY RIGHTS (as such term is defined in the RESEARCH AND DEVELOPMENT AGREEMENT) necessary or materially useful to manufacture, import, offer for sale, sell, or otherwise use one or more PRODUCTS, shall promptly notify the other in writing and shall provide the other with any available evidence thereof. The notice shall set forth the relevant facts in reasonable detail.

                  (b) Unless otherwise prohibited by law, prior agreement, or regulation, (i) APOLLON (or its licensor, if applicable, shall have the primary right in the first instance, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to the infringement of any APOLLON INTELLECTUAL PROPERTY RIGHTS or those covered by a UNIVERSITY LICENSE, and (ii) ACY shall have the primary right in the first instance, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to the infringement of any INTELLECTUAL PROPERTY RIGHTS owned or licensed by ACY (other than any licensed or sublicensed pursuant to the RESEARCH AND DEVELOPMENT AGREEMENT or under any UNIVERSITY LICENSE) or INTELLECTUAL PROPERTY RIGHTS relating to a JOINT

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.

INVENTION, in each case by counsel of its own choice. With respect to any particular infringement proceeding, the party which is the primary party pursuant to the preceding sentence (the "PRIMARY PARTY"), shall have the right to control such action; provided, however, that the other party (the "non-PRIMARY PARTY") shall have the right, at its own expense, to intervene (to the extent permitted by law) and be represented in that action by counsel of its own choice. The PRIMARY PARTY may not, without the prior written consent of the non-PRIMARY PARTY (which consent may not be unreasonably withheld), enter into any agreement or other arrangement effecting a settlement of such infringement action which imposes any obligations or restrictions on the non-PRIMARY PARTY regarding the use of the INTELLECTUAL PROPERTY RIGHTS which were the subject of such infringement action.

                  (c) If the PRIMARY PARTY brings an infringement action and the non-PRIMARY PARTY determines to pursue such action or proceeding also, the non-PRIMARY PARTY shall, within thirty (30) days of receipt of notice by the non-PRIMARY PARTY of the initiation of suit by such PRIMARY PARTY, notify the PRIMARY PARTY of its desire to be joined as a party plaintiff, and shall thereafter agree to join as a party plaintiff within fifteen (15) days of its notice of such desire to the PRIMARY PARTY (to the extent such party is permitted by law to so join); and further, shall give the PRIMARY PARTY reasonable assistance and authority to file and prosecute such infringement action. The out-of--

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.

pocket costs and expenses reasonably incurred by the PRIMARY PARTY in bringing and maintaining any such infringement action (including, without limitation, any such payments made to APOLLON'S licensors as required by any UNIVERSITY LICENSE) shall be reimbursed first out of any damages or other monetary awards recovered. Any remaining damages or other monetary awards shall be divided on an equitable basis, taking into account the parties relative lost revenues and profits or royalty income, as applicable and as such are allocated or payable hereunder.

                  (d) If the PRIMARY PARTY brings an infringement action and the non-PRIMARY PARTY determines not to pursue such action or proceeding, the non-PRIMARY PARTY nevertheless agrees to be joined as a party plaintiff (if permitted by law and if the PRIMARY PARTY so requests) and to give the PRIMARY PARTY reasonable assistance and authority to file and prosecute the suit. In such case, the PRIMARY PARTY shall bear all costs associated therewith and be entitled to all damages or other monetary awards to the exclusion of the non-PRIMARY PARTY. If the PRIMARY PARTY does not request that the non-PRIMARY PARTY be joined as a party plaintiff, the non-PRIMARY PARTY nevertheless agrees to give the PRIMARY PARTY reasonable assistance in any such proceedings or preparation therefor, at the PRIMARY PARTY's request and expense.

                  (e) Should the PRIMARY PARTY lack standing to bring an infringement action, the non-PRIMARY PARTY shall bring such action at the request of the PRIMARY PARTY upon an

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undertaking by the PRIMARY PARTY to indemnify and hold the non-PRIMARY PARTY harmless (to the extent permitted by law) from all consequent liability.

                  (f) If the PRIMARY PARTY fails to bring an action or proceeding within one hundred and eighty (180) days after written notification of actual infringement of a substantial nature (which, for purposes hereof shall mean that the infringing competitor has 20% of the relevant market share that would reasonably inure to PRODUCT sold hereunder, but for such infringing sales, as such market share is measured by IMS or other industry-accepted marketing survey services) the non-PRIMARY PARTY shall have the right, but not the obligation, to bring and control any such action by counsel of its own choice, and at its own expense, and the PRIMARY PARTY (and/or its licensor) shall have the right to be represented in any such action by counsel of its own choice at its own expense. Any out-of-pocket costs and expenses reasonably incurred by the non-PRIMARY PARTY pursuant to this Subparagraph (f) (including, without limitation, any such payments made to APOLLON'S licensors as required by any UNIVERSITY LICENSE) shall be reimbursed first out of any damages or other monetary awards recovered. Any remaining damages or other monetary awards shall be divided on an equitable basis, as set forth in Paragraph 9.1(c) above.

                  (g) The foregoing clauses (b) through (f) of this Paragraph
9.1 shall also apply to the issues of control of any action, costs and expenses, and recoveries in the event a third

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party brings an action for declaratory judgment of invalidity and non-infringement with respect to any INTELLECTUAL PROPERTY RIGHTS.

                  (h) Each party hereto shall promptly bring to the attention of the other any information which it may receive indicating that any issued patent would be infringed by the manufacture, use, importation, offer for sale or sale of a PRODUCT. If a party to this AGREEMENT receives a claim of infringement from a third party relating to the manufacture, use, importation, offer for sale or sale of a PRODUCT, it shall promptly notify the other. The parties shall cooperate in all reasonable respects in the resolution of any such claim of infringement and the defense of any lawsuit arising thereunder.

                  (i) Capitalized terms used but not defined in this Article IX shall have the meanings provided to such terms in the RESEARCH AND DEVELOPMENT AGREEMENT.

                                    ARTICLE X

                                   WARRANTIES

            10.1 AUTHORITY TO ENTER INTO AGREEMENT: OTHER RIGHTS AFFECTING SALE OF PRODUCTS. Each party represents and warrants that it has and will continue to have the full power and authority to enter into this AGREEMENT and to carry out the transactions contemplated hereby. Each party further represents and warrants that, except as disclosed in the RESEARCH AND

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DEVELOPMENT AGREEMENT, it has not granted any option, license, right or interest in or to patents, technological data, products, or PRODUCTS, or any method of manufacture or use of products or PRODUCTS to any third party that would prohibit the use or sale of PRODUCTS, nor is it aware of any such claim by a third party.

            10.2 AGREEMENT NOT TO BREACH OTHER AGREEMENTS. The parties further represent and warrant that the execution of this AGREEMENT and the full performance and enjoyment of the rights of APOLLON and ACY under this AGREEMENT will not breach the terms and conditions of any license, contract, or agreement, whether written or oral, between APOLLON or ACY, as applicable, and any third party.

            10.3 COMPLIANCE WITH LAWS; PRODUCT WARRANTIES. Each party will comply with all applicable Federal, state and local governmental and regulatory requirements, including without limitation FDA rules and regulations, in connection with the manufacture, transportation, storage and sale of the PRODUCTS. APOLLON represents and warrants that any PRODUCT supplied by it pursuant to this AGREEMENT shall meet GMP specifications required by the FDA and shall meet current SPECIFICATIONS. Each party hereby represents that it will not take any action or omit to take any action that will cause any PRODUCT supplied hereunder to be (i) a PRODUCT that is adulterated or misbranded within the meaning of governmental acts and regulations, and especially the U.S. Food, Drug, & Cosmetic Act, or (ii) an article which may not, under the provisions of
Section 404 or Section 505 of the

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aforesaid Act, be introduced into interstate commerce. EXCEPT AS OTHERWISE
EXPRESSLY SET FORTH HEREIN, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY PRODUCT. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, THE PARTIES MAKE NO REPRESENTATIONS OR WARRANTIES (i) OF COMMERCIAL UTILITY; (ii) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; OR (iii) THAT THE MANUFACTURE, USE OR SALE OF PRODUCTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT OR TRADEMARK OR OTHER PROPRIETARY OR PROPERTY RIGHTS OF OTHERS.

            10.4 INDEMNIFICATION BY APOLLON. Subject to the limitations set forth in Paragraph 2.8, APOLLON shall indemnify, defend and hold harmless ACY from all actions, losses, claims, demands, costs and liabilities (including reasonable attorneys' fees and expenses of total or partial recalls) to which ACY is or may become subject insofar as they arise out of or are alleged or claimed to arise out of (i) the inaccuracy of any representation or warranty of APOLLON contained herein, or (ii) the negligence or willful misconduct of APOLLON or its employees, subcontractors or agents, including, without limitation, as relating to any manufacturing defect when APOLLON is the manufacturer (collectively, "APOLLON INDEMNIFIED CLAIMS").

            10.5 INDEMNIFICATION BY ACY. ACY shall indemnify, defend and hold harmless APOLLON from all actions, losses, claims, demands, damages, costs and liabilities (including reasonable attorneys' fees and expenses of total or partial

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recalls) to which APOLLON is or may become subject insofar as they arise out of or are alleged or claimed to arise out of (i) the inaccuracy of any representation or warranty of ACY contained herein, or (ii) the negligence or willful misconduct of ACY or its employees, subcontractors or agents, including, without limitation, as relating to any manufacturing defect when ACY is the manufacturer ("ACY INDEMNIFIED CLAIMS").

            10.6 ADDITIONAL INDEMNIFICATION BY PARTIES. Except for APOLLON INDEMNIFIED CLAIMS or ACY INDEMNIFIED CLAIMS, as applicable, each party shall indemnify, defend and hold harmless the other for its PRO-RATA PERCENTAGE (defined below) of all losses, claims, demands, damages, costs and liabilities (including reasonable attorneys' fees and expenses of total or partial recalls) to which the other is or may become subject insofar as they arise out of or are alleged or claimed to arise out of the design, manufacture, use, handling, storage or other disposition of a PRODUCT. For purposes of this Paragraph 10.6,
(i) with respect to any sales of a PRODUCT other than pursuant to Paragraph 6.5,
(x) APOLLON's PRO-RATA PERCENTAGE for such PRODUCT shall be equal to the weighted average applicable percentage of NET SALES of such PRODUCT paid to APOLLON pursuant to Article VI during the year immediately preceding the year in which written notice is first received by a party alleging the occurrence of losses, claims, demands, damages, costs or liabilities upon which the claim for indemnification pursuant to this Paragraph 10.6 is based, and (y) ACY's PRO-RATA PERCENTAGE for such PRODUCT shall

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be equal to 100% minus APOLLON's PRO-RATA PERCENTAGE, and (ii) with respect to any sales of a PRODUCT pursuant to Paragraph 6.5, (x) ACY's PRO-RATA PERCENTAGE for such PRODUCT shall be equal to the applicable percentage of NET SALES of such PRODUCT paid to ACY pursuant to such Paragraph during the year immediately preceding the year in which written notice is first received by a party alleging the occurrence of losses, claims, demands, damages, costs or liabilities upon which the claim for indemnification pursuant to this Paragraph 10.6 is based, and (y) APOLLON's PRO-RATA PERCENTAGE for such PRODUCT shall be equal to 100% minus ACY's PRO-RATA PERCENTAGE.

            10.7 LIABILITY INSURANCE FOR APOLLON. During the period of APOLLON's manufacture of PRODUCTS for supply hereunder, APOLLON shall use reasonable efforts to maintain comprehensive general liability insurance with an insurance carrier reasonably acceptable to ACY, which insurance policy or policies shall maintain the full products hazards provisions with products hazards limits subject to deductibles not in excess of $250,000 in the aggregate, and with at least $2,000,000 overall coverage for claims of bodily injury and property damage arising out of any loss, such coverage to be on a claims made basis. Such policy or policies shall include ACY as an additional insured in each such policy or policies insofar as its interests under this AGREEMENT. Both parties shall provide notice to the other of any loss, whether actual or threatened, promptly upon receipt of notice thereof.

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            10.8 DEFENSE OF INDEMNIFICATION CLAIMS. A party entitled to indemnification hereunder shall give prompt written notice to the indemnifying party after the receipt by such party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such party may claim indemnification pursuant to this AGREEMENT; provided, however, that a party's failure to notify promptly the other of such claim or suit shall not obviate its right to receive indemnification hereunder so long as such failure does not materially prejudice the defense of such claim or suit. Unless, in the reasonable judgment of the indemnified party, a conflict of interest may exist between the indemnified party and the indemnifying party with respect to a claim, the indemnifying party may assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, the indemnified party shall assume the defense of such claim with counsel reasonably satisfactory to the indemnifying party (and the indemnifying party shall pay the fees and expenses of such counsel). The indemnifying party will not be subject to any liability for any settlement made without its written consent, which shall not be unreasonably withheld.

            10.9 COMPLIANCE WITH EXPORT LAWS AND REGULATIONS. In undertaking its obligations hereunder and under the RESEARCH AND DEVELOPMENT AGREEMENT, each party represents and warrants that it will comply with all export laws and regulations of the

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Department of Commerce or other United States or foreign agency or authority, and not export, or allow the export or reexport of any proprietary material or information or any direct product thereof in violation of any such restrictions, laws or regulations, or, without obtaining all necessary approvals and authorizations, to Afghanistan, the People's Republic of China or any Group Q, S, W, Y or Z country specified in the then current Supplement No. 1 to Section 770 of the U.S. Export Administration Regulations (or any successor supplement or regulations, and as they may be amended from time to time).

            10.10 SURVIVAL OF PROVISIONS. The provisions and obligations of this
Article X shall survive any termination of this AGREEMENT.

                                   ARTICLE XI

                              THIRD-PARTY LICENSES

            11.1 NEED FOR ADDITIONAL LICENSES PRIOR TO FIRST COMMERCIAL SALE. In the event either ACY or APOLLON determines, at any time prior to the first commercial sale of a PRODUCT, that a license(s) under any third-party patent is necessary in order to make, use, import, offer for sale or sell such PRODUCT in the TERRITORY, and neither APOLLON nor ACY is able to obtain such license(s) on terms mutually acceptable to both parties, then APOLLON and ACY shall negotiate in good faith to reach an agreement on a non-infringing substitute for such PRODUCT, on

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terms and conditions acceptable to each party, which may include a modification in the transfer price of such PRODUCT.

            11.2 NEED FOR ADDITIONAL LICENSES AFTER FIRST COMMERCIAL SALE. In the event ACY and APOLLON mutually agree, at any time before or subsequent to the first commercial sale of a PRODUCT but prior to the expiration or termination of this AGREEMENT with respect to such PRODUCT, that a license(s) under any third-party patent is necessary or advisable in order to make, use or sell a PRODUCT in the TERRITORY, and such license(s) is obtained, the parties shall negotiate in good faith to reach an agreement regarding an equitable modification of the transfer price or fees to be paid by one party to the other with respect to such PRODUCT pursuant to Article VI hereof.

            11.3 DISAGREEMENT OVER NEED FOR ADDITIONAL LICENSES. In the event that APOLLON and ACY cannot agree on whether or not a license is necessary pursuant to a party's determination in accordance with Paragraphs 11.1 or 11.2 hereof, such matter shall be referred to independent patent counsel for APOLLON and ACY, respectively, (each assuming all costs of counsel representing it), who shall attempt to reach agreement on such matters. If such independent counsel are not able to reach an agreement within a reasonable time period, they shall jointly chose an independent third patent counsel to make a binding determination, and all costs thereof shall be shared equally by the parties.

            11.4 EFFORTS TO OBTAIN LICENSE. Upon agreement by the parties pursuant to Paragraph 11.1 or 11.2 or upon a binding

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determination pursuant to Paragraph 11.3 that a license is necessary, and in the event that the parties cannot reach agreement as to an acceptable non-infringing substitute, the parties shall use reasonable efforts to obtain such license, and all costs of such acquisition of a license shall be borne equally by the parties.

                                   ARTICLE XII

                          CHANGE IN CONTROL/INSOLVENCY

            12.1 RIGHTS OF ACY. Upon the occasion of a "CHANGE IN CONTROL" or an "INSOLVENCY EVENT" (each as defined below) with respect to APOLLON, ACY shall, in addition to any rights set forth in Article XIII, for a period of 180 days following such CHANGE IN CONTROL or INSOLVENCY EVENT, be entitled to exercise its rights as granted in Paragraph 5.1 hereof to manufacture or have manufactured on its behalf all quantities of PRODUCT as required by ACY and its AFFILIATES.

            12.2 ADVANCE NOTICE OF INSOLVENCY EVENT. APOLLON will not take any action to cause directly an INSOLVENCY EVENT without giving ACY at least thirty days' prior written notice. Upon ACY's receipt of such notice, the parties may negotiate in good faith for a period not to exceed thirty days regarding the possibility of ACY's providing financing to APOLLON, on terms and conditions mutually satisfactory to both parties, to prevent the occurrence of an INSOLVENCY EVENT.

            12.3 APOLLON'S CONTINUED MANUFACTURE AND SUPPLY. In the event ACY exercises its right to manufacture PRODUCT pursuant

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to Paragraph 12.1, APOLLON shall not be relieved of its obligations of manufacture and supply hereunder until such time (which in any event may not exceed five years from the date ACY shall have exercised such right) as ACY has qualified an alternate manufacturer and supplier in accordance with the terms and conditions of Article V (Failure to Supply), which terms and conditions shall apply mutatis mutandis to alternate manufacture pursuant to this Article with the exception that ACY's rights to exclusive manufacture and supply pursuant to Paragraph 12.1 shall be irrevocable and that the provisions of Paragraph 5.2(c) shall be inapplicable, and all licenses or other rights requisite to such manufacture, if not already vested in and to ACY, shall also vest irrevocably in and to ACY.

                                  ARTICLE XIII

                            DURATION AND TERMINATION

            13.1 TERM. This AGREEMENT shall become effective as of the EFFECTIVE DATE and shall continue in full force and effect as to each PRODUCT, unless earlier terminated pursuant to the provisions set forth in this Article, until the later of (i) the expiration date of the last to expire applicable patent within PATENTS (as such term is defined in the RESEARCH AND DEVELOPMENT AGREEMENT), or (ii) the date that is ten (10) years following the first commercial sale of such PRODUCT. At least two years prior the expiration of this AGREEMENT as to any PRODUCT, the parties shall meet to discuss their desire to extend this AGREEMENT as to

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such PRODUCT so as to enable ACY to have a sufficient supply of such PRODUCT following such expiration.

            13.2 TERMINATION BY MUTUAL AGREEMENT. The parties may mutually agree in writing to terminate this Agreement as to one or more PRODUCTS or in its entirety. Upon any termination of this entire AGREEMENT pursuant to this Paragraph 13.2, all rights and obligations of both parties hereunder shall, except as expressly set forth herein, terminate. Upon any termination of this AGREEMENT as to a specific PRODUCT pursuant to this Paragraph 13.2, all rights and obligations of both parties hereunder with respect to such PRODUCT, but not with respect to any other PRODUCT, shall, except as expressly set forth herein, terminate.

            13.3. UNILATERAL TERMINATION WITHOUT CAUSE. Either party may, upon one hundred eight (180) days prior written notice, unilaterally terminate this AGREEMENT in its entirety or as to any specific PRODUCT; provided, however, that upon any termination by APOLLON pursuant to this Paragraph 13.3, APOLLON shall continue to supply to ACY the terminated PRODUCTS under the terms and conditions hereof until such time as ACY has procured a GOVERNMENT APPROVED alternative source of supply for such PRODUCT, except in no event shall APOLLON be obligated to continue to supply ACY with any quantities of any terminated PRODUCT after the date that is five (5) years following the date that APOLLON shall have delivered to ACY its notice of termination pursuant to this Paragraph 13.3 unless the

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unavailability of an alternate source of supply for the PRODUCT arises solely out of regulatory constraints which are beyond the control of, and which could not have been avoided by, ACY.

                  (a) Upon any termination of this entire AGREEMENT pursuant to this Paragraph 13.3, (i) if the RESEARCH AND DEVELOPMENT AGREEMENT shall not have been previously terminated, the terminating party shall be deemed to have breached the RESEARCH AND DEVELOPMENT AGREEMENT (thereby entitling the non-breaching party to terminate such agreement pursuant to Section 14.04 thereof), (ii) all rights and obligations of the terminating party hereunder shall, except as expressly set forth herein, immediately terminate, and (iii) all obligations of the non-terminating party hereunder (other than the obligation to make any payments due the terminating party under Paragraph 6.5 or Paragraph 6.6, as applicable) shall, except as expressly set forth herein, immediately terminate.

                  (b) Upon any termination of this AGREEMENT as to any PRODUCT pursuant to this Paragraph 13.3, (i) if the RESEARCH AND DEVELOPMENT AGREEMENT shall not have been previously terminated with respect to such PRODUCT, the terminating party shall be deemed to have breached the RESEARCH AND DEVELOPMENT AGREEMENT as to such specific PRODUCT, but not with respect to any other PRODUCT or any PRODUCT IMPROVEMENT (thereby entitling the non-terminating party to terminate such agreement solely as to such specific PRODUCT pursuant to Section
14.04 thereof), (ii) all rights and obligations of the terminating party hereunder as

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to such specific PRODUCT, but not with respect to any other PRODUCT or PRODUCT
IMPROVEMENT, shall, except as expressly set forth herein, immediately terminate, and (iii) all obligations of the non-terminating party hereunder as to such specific PRODUCT (other than the obligation to make any payments due the terminating party under Paragraph 6.5 or 6.6, as applicable) shall, except as expressly set forth herein, immediately terminate.

            13.4. TERMINATION FOR BREACH. In the event that any material provision of this AGREEMENT is breached by either party, the nonbreaching party may give the breaching party written notice requiring it to remedy such breach. In the event the breaching party shall not have fully cured such breach within sixty days after receipt of such notice (or in the case of a breach which is not by its nature capable of being cured within sixty days, if the breaching party shall not have commenced performance to cure within the sixty day period and thereafter diligently attempted to complete performance of the cure), or if the parties have not otherwise agreed on a plan to remedy such breach, the nonbreaching party shall, in addition to any other remedies available to it hereunder, at law or in equity, be entitled, but not obligated, to terminate, upon written notice to the breaching party, this AGREEMENT in its entirety, or if such breach relates only to a specific PRODUCT, the non-breaching party shall be entitled, but not obligated, to terminate this AGREEMENT only as to the specific PRODUCT to which such breach

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relates. Notwithstanding anything contained in this AGREEMENT to the contrary,
APOLLON shall not be deemed to be in breach of this AGREEMENT in the event it shall fail to satisfy its obligations pursuant to Article II hereof; provided ACY is successfully manufacturing, pursuant to Article V hereof, the PRODUCT(S) which APOLLON has failed to supply.

                  (a) Upon any termination of this entire AGREEMENT pursuant to this Paragraph 13.4, (i) all rights and obligations of the breaching party hereunder shall, except as expressly set forth herein, immediately terminate, and (ii) all obligations of the non-breaching party hereunder (other.than the obligation to make any payments due the breaching party under Paragraph 6.5 or Paragraph 6.6, as applicable) shall, except as expressly set forth herein, immediately terminate.

                  (b) Upon any termination of this AGREEMENT as to any PRODUCT pursuant to this Paragraph 13.4, (i) all rights and . obligations of the breaching party hereunder as to such specific PRODUCT shall, except as expressly set forth herein, immediately terminate, and (ii) all obligations of the non-breaching party hereunder as to such specific PRODUCT (other than the obligation to make any payments due the breaching party under Paragraphs 6.5 or 6.6, as applicable) shall, except as expressly set forth herein, immediately terminate.

            13.5. TERMINATION FOR CHANGE IN CONTROL. (a) Within one year following the occurrence of a "CHANGE IN CONTROL," either party may, upon sixty days prior written notice, terminate

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this AGREEMENT in its entirety or as to a specific PRODUCT. A "CHANGE IN
CONTROL" shall be deemed to have occurred if (A) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of a party representing 50% or more of the combined voting power of such party's then outstanding securities; or (B) the shareholders of such party approve a merger or consolidation of such party with any other corporation, other than a merger or consolidation wherein the shareholders of such party retain at least 50% of the combined voting power of the outstanding securities of the surviving or resulting corporation; or, such party enters into complete liquidation or otherwise enters into an agreement for the sale or other disposition of all or substantially all of such party's assets to an entity that is not 50% controlled by such party's shareholders.

                  (b) Upon any termination of this AGREEMENT pursuant to this Paragraph 13.5, (i) all rights and obligations of the party with respect to whom the CHANGE IN CONTROL shall have occurred under the entire AGREEMENT or solely as to such specific PRODUCT, as applicable, shall, except as expressly set forth herein, immediately terminate, and (ii) all obligations of the other party hereunder (other than the obligation to make any payments due the party with respect to whom the CHANGE IN CONTROL shall have occurred under Paragraphs 6.5 or 6.6, as applicable)

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shall, except as expressly set forth herein, immediately terminate.

            13.6. TERMINATION DUE TO INSOLVENCY. (a) This AGREEMENT may be terminated in its entirety by a party in the event (i) a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect shall be instituted by the other party, or the other party shall consent in writing to the entry of an order for relief of an involuntary case under any such law; (ii) a general assignment for the benefit of creditors shall be made by the other party; (iii) the other party shall consent in writing to the appointment of or possession by a receiver, liquidator, trustee, custodian, sequestrator or similar official of all or any substantial part of such party's property; (iv) the other party shall adopt a board resolution in furtherance of any of the foregoing actions specified in Subparagraphs (i) through (iii) of this Paragraph 13.6; or (v) a decree or order for relief by a court of competent jurisdiction shall be entered in respect of any party in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, trustee, sequestrator or other similar official of the other party or of any substantial part of such party's assets, or ordering the winding up or liquidation of its affairs, and any such decree or order shall remain unstayed or undischarged and in effect for a period of ninety (90) days (hereinafter an "Insolvency Event").

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                  (b) Upon any termination of this AGREEMENT pursuant to this
Paragraph 13.6, (i) all rights and obligations of the insolvent party hereunder shall, except as expressly set forth herein, immediately terminate, (ii) all obligations of the noninsolvent party hereunder (other than the obligation to make any payments due the insolvent party under Paragraph 6.5 or Paragraph 6.6, as applicable) shall, except as expressly set forth herein, immediately terminate.

            13.7. EFFECT OF TERMINATION ON RESEARCH AND DEVELOPMENT AGREEMENT. If this Agreement is terminated in its entirety or as to any PRODUCT(S), the parties shall be relieved of their rights and obligations under Sections 9.02 and 9.03 of the RESEARCH AND DEVELOPMENT AGREEMENT in their entirety or as to such PRODUCT(S), as applicable. Except as otherwise expressly set forth herein, any termination of this AGREEMENT shall not affect any of the rights or obligations of the parties under the RESEARCH AND DEVELOPMENT AGREEMENT.

            13.8 FAILURE TO EXERCISE RIGHTS. Failure on the part of either party to exercise or enforce any right conferred upon it hereunder shall neither be deemed to be a waiver of any such right nor operate to bar the exercise or enforcement thereof at any time thereafter.

            13.9 RIGHT TO SELL REMAINING INVENTORY. Upon termination of this AGREEMENT for any reason (other than a termination by APOLLON pursuant to Paragraphs 13.4, 13.5 or 13.6), ACY and its AFFILIATES and distributors shall have the

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right to advertise, promote, market and sell all quantities of such PRODUCTS remaining in its or their inventory.

            13.10 TRANSFER OF GOVERNMENT APPROVALS. To the extent it has not already done so, the terminating party pursuant to Paragraph 13.3 hereof, and the non-terminating party pursuant to Paragraphs 13.4, 13.5 and 13.6 hereof, shall immediately assign (or grant a right of reference and use if assignment is prohibited by law) and transfer all applicable GOVERNMENT APPROVALS, including any information relating thereto, to the other party upon the prior written request of such other party.

                                   ARTICLE XIV

                                 CONFIDENTIALITY

            14.1 CONFIDENTIALITY; EXCEPTIONS. Except to the extent expressly authorized by this AGREEMENT or otherwise agreed in writing, the parties agree that, for the term of this AGREEMENT and for a period of five years thereafter, the receiving party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this AGREEMENT any patent application, know-how (including biological materials), or other information furnished to the other party pursuant to this AGREEMENT (hereinafter "CONFIDENTIAL INFORMATION"), except to the extent that it can be established by the receiving party by competent proof that such CONFIDENTIAL
INFORMATION:

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                  (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the other party;

                  (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this AGREEMENT;

                  (d) was disclosed to the receiving party, other than under an obligation of confidentiality, by a third party, unless the receiving party knew that such third party was under an obligation to the disclosing party not to disclose such information to others; or

                  (e) was disclosed by the receiving party pursuant to a requirement of law. The parties agree that the financial terms of this AGREEMENT shall also be considered CONFIDENTIAL INFORMATION-hereunder.

            14.2 AUTHORIZED DISCLOSURE. Upon notification to the other party, each party may disclose the other's CONFIDENTIAL INFORMATION to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation or complying with applicable governmental regulations and as required by agreement with university collaborators. If a party is required by law, regulation or

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
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prior agreement to make any disclosure of the other party's CONFIDENTIAL
INFORMATION, it will, except where impractical for necessary disclosures (e.g., in the event of medical emergency), give reasonable advance notice to the other party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use reasonable efforts to secure confidential treatment of such CONFIDENTIAL INFORMATION required to be disclosed, no less stringent than the obligations of confidentiality and limited use imposed hereunder. In addition, each party may disclose the other's CONFIDENTIAL INFORMATION to its employees, consultants and advisors on a need-to-know basis, provided that any such employees, consultants and advisors are subject to agreements of confidentiality no less stringent than the obligations of confidentiality and limited use imposed hereunder.

            14.3 CONFIDENTIAL OR PROPRIETARY INFORMATION OF THIRD PARTIES. Each party agrees that it will not, during the term of this AGREEMENT, knowingly use, disclose to the other, or induce the other to use, any confidential or proprietary information belonging to third parties, except third party licensors to a party wherein said party has the right to sublicense to the other party, or as otherwise authorized by such third parties.

            14.4 SURVIVAL. The provisions of this ARTICLE XIV shall survive the termination or expiration of this AGREEMENT for any reason for a period of five
(5) years from said termination or expiration.

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
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                                   ARTICLE XV

                                  MISCELLANEOUS

            15.1 NOTICES. Any notice required or permitted under this AGREEMENT shall be deemed to have been sufficiently provided and effectively made as of the delivery date if hand-delivered, or as of the date received if mailed by registered or certified mail, postage-prepaid, or if by telecopy or overnight airmail courier the business day the sender has written confirmation such telecopy or overnight package was received, and addressed to the receiving party at its respective address as follows:

            If to ACY:

            LEDERLE-PRAXIS BIOLOGICALS
            division of AMERICAN CYANAMID COMPANY
            c/o Wyeth-Ayerst Laboratories
            555 Lancaster Avenue
            St. Davids, Pennsylvania 19087
            Attention: President

            with a copy to:

            AMERICAN HOME PRODUCTS CORPORATION
            5 Giralda Farms
            Madison, New Jersey 07940
            Attn: Associate General Counsel

            If to APOLLON:

            APOLLON, INC.
            One Great Valley Parkway
            Malvern, Pennsylvania 19355-1423
            Fax: (610) 647-9732
            Attn: PRESIDENT

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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            with a copy to:

            Morris Cheston, Jr., Esq.
            Ballard Spahr Andrews & Ingersoll
            1735 Market Street, 51st Floor
            Philadelphia, Pennsylvania 19103
            Fax: (215) 864-8999

or such other address which the receiving party has given notice pursuant to the provisions of this Paragraph.

            15.2 RELATIONSHIP OF PARTIES. The relationship of the parties under this AGREEMENT is that of independent contractors and not as agents of each other or partners or joint venturers, and neither party shall have the power to bind the other in any way with respect to any obligation to any third party unless a specific power of attorney is provided for such purpose. Each party shall be solely and exclusively responsible for its own employees and operations.

            15.3 FORCE MAJEURE. (a) In the event that the performance of this AGREEMENT or of any obligation hereunder, other than payment of money as herein provided, by either party hereto is prevented, restricted or interfered with by reason of any cause not within the control of the respective party, and which could not by reasonable diligence have been avoided by such party, the party so affected, upon giving prompt notice to the other party as to the nature and probable duration of such event, shall be excused from such performance for a period of one (1) year or to the extent and for the duration of such prevention, restriction or interference, whichever is the shorter period of time, provided that the party so affected shall use its

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reasonable efforts to avoid or remove such cause of non-performance and shall fulfill and continue performance hereunder with the utmost dispatch whenever and to the extent such cause or causes are removed.

                  (b) For the purpose of the preceding paragraph but without limiting the generality thereof, the following shall be considered as not within the control of the respective party: acts or omissions of a governmental agency, compliance with requests, rules, regulations or orders of any governmental authority or any department, agency or instrumentality thereof, flood, storm, earthquake, fire, or other acts of God, war, riots, insurrection, accidents, acts of the public enemy, invasion, quarantine restrictions, strike, lockout, differences with workmen, embargoes, delays or failure in transportation and acts of a similar nature.

            15.3 NO IMPLIED LICENSES. Nothing in this AGREEMENT is intended to or shall be construed to create, confer, give effect to or otherwise imply in either party any license, right or property interest in any PRODUCT, or in any know how or intellectual property owned or licensed by the other except as expressly provided herein.

            15.4 AMENDMENTS OR MODIFICATIONS. This AGREEMENT may be modified or amended only in writing signed by duly authorized representatives of APOLLON and ACY.

            15.5 NO WAIVER. No failure or delay on the part of a party in exercising any right hereunder shall operate as a waiver

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
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of, or impair, any such right. No single or partial exercise of any such right shall preclude any other or further exercise thereof or of any other right. No waiver of any such right shall be deemed a waiver of any other right hereunder.

            15.6 LIMITATION OF LIABILITY. Neither party shall be liable to the other for loss of profit or use or incidental or consequential damages in any claims arising out of or relating to this AGREEMENT, whether based on warranty, contract, negligence or strict liability.

            15.7 SEVERABILITY. Should one of the provisions of this AGREEMENT become or prove to be null and void, such will be without effect on the validity of this AGREEMENT as a whole. Both parties will, however, endeavor to replace the void provision by a valid one which in its economic effect is most consistent with the void provision.

            15.8 GOVERNING LAW; JURISDICTION. This AGREEMENT shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of laws. The appropriate state and federal courts of the Commonwealth of Pennsylvania shall have exclusive jurisdiction over any dispute between the parties, and each party unconditionally submits to the jurisdiction of such courts; provided however, that any patent question or controversy between the parties and related to a U.S. patent shall be construed or resolved in accordance with the relevant patent laws, and, the U.S. District Court for the Eastern District of Pennsylvania

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
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shall have exclusive jurisdiction thereof. All other patent questions or controversies shall be construed or resolved in accordance with the applicable patent laws and in a forum of competent jurisdiction for such patent related matter.

            15.9 SEPARATE AGREEMENTS WITH ACY AFFILIATES. Upon request of ACY, APOLLON shall enter into a direct agreement with an AFFILIATE of ACY for supply of PRODUCT and receipt of payment therefor; provided that ACY shall have guaranteed such AFFILIATE's performance thereunder. ACY hereby guarantees the performance of its AFFILIATES under this AGREEMENT.

            15.10 ASSIGNMENT. Neither party shall assign this AGREEMENT or any of its rights or obligations hereunder without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld); provided, however, that either party may assign this AGREEMENT to any wholly owned subsidiary or, subject to a party's right to terminate pursuant to Paragraph
13.5 hereof, to any successor by merger or sale of substantially all of the business unit to which this AGREEMENT relates in a manner such that the assignor (if it continues as a separate entity) shall remain liable and responsible for the performance and observance of all of its duties and obligations hereunder. This AGREEMENT shall be binding upon the successors and permitted assigns of the parties (regardless of whether such successor or assign shall be a competitor of APOLLON or ACY) and the name of a party appearing herein shall be deemed to include the names of such party's successor's and permitted assignees to

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
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the extent necessary to carry out the intent of this AGREEMENT. Any assignment not in accordance with this Paragraph shall be void.

            15.11 ENTIRE AGREEMENT. This AGREEMENT and the RESEARCH AND DEVELOPMENT AGREEMENT, including the letter dated as of even date herewith and attached as Exhibit A thereto, constitute the entire understanding between the parties regarding the subject matter hereof and no party has relied on any representation not expressly set forth or referred to in this AGREEMENT or in the RESEARCH AND DEVELOPMENT AGREEMENT (including such aforesaid letter).

            15.12 PUBLICITY. Except as otherwise provided herein, neither party shall use or refer to, without the other party's prior written consent, which shall not be unreasonably withheld, the other's name, this AGREEMENT or the terms hereof in any public statement, whether oral or written, including, but not limited to, communications with the media, advertising, shareholder reports, communications with stock analysts or prospectuses; provided, however, that either party may, without the consent of the other, make any disclosure required by law, and particularly, but without limitation, by the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, further provided that in any such situation, the other party is first given an opportunity to redact any information it is permissible to redact from disclosure thereunder.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
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            15.13 COUNTERPARTS. This AGREEMENT may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same agreement.

            IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this AGREEMENT to be executed.

AMERICAN CYANAMID COMPANY


By:/s/ ROBERT ESSNER
   -----------------------------
      Print Name  ROBERT ESSNER


Title: PRESIDENT
       -------------------------
       LEDERLE DIVISION OF
       AMERICAN CYANAMID

APOLLON, INC.


By:/s/ VINCENT R. ZURAWSKI, JR.
   -----------------------------
      Print Name  VINCENT R. ZURAWSKI, JR.

Title: PRESIDENT AND CEO
       -------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.